UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7383
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2010

Item 1. Report to Stockholders.

ANNUAL REPORT

THE OSTERWEIS FUND
&
THE OSTERWEIS
STRATEGIC INCOME FUND

For the Year Ended
March 31, 2010

The Osterweis Fund

ANNUAL REPORT
For the year ended March 31, 2010

April 20, 2010

Dear Shareholder,

The Osterweis Fund (the “Fund”) had a total return of 3.86% in the first quarter of 2010 versus a total return of 5.39% for the S&P 500 Index.  The Fund’s annualized total returns over the one year, five year, ten year, and fifteen year periods ending March 31, 2010 were 39.41%, 3.99%, 4.10% and 11.86% compared to total returns of 49.77%, 1.92%, -0.65% and 7.75% for the S&P 500 Index, in the same periods respectively.  While we are pleased that the Fund continues to participate in the ongoing stock market rally, the more conservative asset allocation of the Fund coupled with our bias to less cyclical, larger cap names led to modest underperformance in the first quarter.  The more marked underperformance over the past 12 months also reflects the conservative posture of the Fund, as well as the fact that the Fund did not fall as far as the broader market did in the first quarter of 2009 and was, therefore, unlikely to experience as much of a recovery bounce.  Of note, the Fund’s two year performance ending March 31, 2010, which captures both the market plunge in 2008 to early 2009, as well as the rally from the March 2009 lows, shows an annualized gain of 2.63% versus a loss of 3.71% for the S&P 500.  We believe this outperformance reflects the emphasis we place on delivering “full cycle” returns for our investors.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original investment.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 236-0050.  An investment should not be made solely on returns.  The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.  Performance periods shown above are greater than 30 days and do not reflect the redemption fee.  If the investment period were shorter than 30 days, performance would be lowered by the amount of the redemption fee.  The Fund’s total expense ratio was 1.23% as of March 31, 2009.

The stock market experienced a strong rally in March.  The 6.03% rise in the S&P 500 in March was the ninth strongest month of performance looking back over the past 10 years.  Investors rotated back into riskier assets of all stripes in March, following several months of investor caution in January and

February.  Of note, small cap stocks outperformed large cap, emerging market equities outperformed EAFE markets, high yield bonds outperformed investment grade, and distressed debt was the strongest of the major hedge fund categories.

In our quarterly outlook enclosed with this letter, we discuss many of the longer-term concerns that we have relating to the economy and markets.  We continue to see only a modest economic recovery ahead, featuring stubbornly high levels of unemployment, a subdued consumer, a struggling housing sector, and unprecedented deficits and funding challenges at all levels of government.  Looking out over the next three to five years, inflation, interest rates and taxes are likely to rise and a dollar crisis cannot be ruled out.  In the short run, however, clear signs of economic stabilization abound:  housing and unemployment trends are no longer deteriorating, consumer confidence and spending are beginning to rise, and capital spending trends are showing signs of recovering.  There is no question that this recovery remains fragile and critically dependent on the largess of Federal Government stimulus, both fiscal and monetary.  However, with inflationary signals still benign, longer-term interest rates relatively stable and the dollar actually firming over the past four to five months, the Fed and Congress have the political cover needed to keep the monetary and fiscal stimulus flowing as long as it takes for the economy to get back on a more self-sustaining growth path – i.e. until employment begins an unambiguous recovery.

In the meantime, corporate profits are staging a sharp recovery.  Only time will tell if the rebound in earnings is the beginning of a sustained multi-year growth pattern or just a temporary, unsustainable snap back from the bombed-out levels of a year ago.  If the economy does not falter in coming quarters, then even modest top-line growth coming on top of sharply streamlined cost structures could result in impressive corporate profit growth.  At the same time, if the zero interest rate policy of the Fed continues, investors may continue to put idle money to work in both stocks and corporate bonds to participate in the resurgence of corporate income statements and balance sheets.

With these constructive near-term trends as backdrop, a continued rally in markets does not come as a surprise.  Our sense is that the rally and the rotation into riskier assets will continue as long as investors believe that:  1) the economic recovery both in the U.S. and globally is alive and well, and is unlikely to falter any time soon and 2) the Federal Reserve and the other major central banks around the world are unlikely to drain the extraordinary liquidity injected into the financial system over the past 24 months any time soon.

Over the past twelve months, we have steadily and thoughtfully brought the equity exposure in the Fund up.  At the end of March, equities comprised 80% of Fund assets, with cash and cash substitutes comprising the balance.  Our investment team continues to find interesting, overlooked, attractively valued equities that hold out the potential to deliver compelling returns even if the economic recovery stalls out.  Our cash balances give us the liquidity needed to continue adding new promising names as we find them.  In addition, if the market does experience a crisis of confidence in coming months, we should be well positioned to either add to existing portfolio names at more attractive price levels and/or add new names.

Thematically, we remain underweight Financials, Consumer Discretionary and IT stocks and overweight Health Care and Utility stocks.  Our long standing emphasis on capital preservation steers us toward less cyclical sectors and toward companies whose drivers of revenue, earnings and cash flow growth are less dependent on the broader economy than on company specific factors.  We remain attracted to companies that pay a significant dividend and that have the wherewithal to increase dividend payments in coming quarters.  We also favor companies with strong balance sheets and cash flows that can be deployed to generate growth via both capital spending and M&A.  While this kind of high quality portfolio may underperform during periods of speculative exuberance, we believe it should prove out over a complete market cycle.

As always, we thank you for your continued confidence in our management.

Sincerely,

John S. Osterweis & Team
Portfolio Managers

This commentary contains the current opinions of the author as of the date above, which are subject to change at any time.  This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product.  Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility than large-cap companies.  The Fund may invest in foreign securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods.  Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term securities.

The S&P 500 is a market-capitalization weighted index of five hundred unmanaged common stocks and is widely recognized as representative of the equity market in general.  This index includes the reinvestment of dividends.  The index does not incur expenses and is not available for investment.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

The MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets (Europe, Australasia, Far East), excluding the U.S. and Canada.

Must be preceded or accompanied by a current prospectus.  Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

The Osterweis Fund is distributed by Quasar Distributors, LLC.

The Osterweis Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE

For the fiscal year ending March 31, 2010, The Osterweis Fund (the “Fund”) had a total return of 39.41%, underperforming the S&P 500 Index (the “Index”), which had a total return of 49.77% for the same period.  The underperformance was due to the conservative asset allocation of the Fund over the past 12 months.  At the beginning of the period, the Fund held 58% in equities, 32% in fixed income securities, and 10% in cash.  The Fund gradually increased equity exposure during the year, ending the 12 month period with 80% in equities, 7% in fixed income securities, and 13% in cash.  While elevated levels of cash and fixed income detract from relative returns in strong markets such as those seen over the past 12 months, it is important to recall their role in protecting capital in down markets. The benefit of holding cash and fixed income can been seen in looking at the trailing two-year returns that cover a period that begins with the market collapse in 2008 and ends with the strong rally of the past 12 months. During this two-year period ending March 31, 2010 the Fund delivered an annualized gain of 2.63% versus a loss of 3.71% for the Index.

For the fiscal year, the Fund’s equities outperformed the Index, rising 61.3% versus a rise of 49.8% for the Index.  Within the equities’ return, the greatest contributing sector to relative performance was Health Care, driven by stock selection in the sector. The Fund’s Health Care holdings returned 67.2% while the Index’s returned 34.5%, which contributed 9.0% to relative performance.  Two of the Fund’s top five contributors, Valeant Pharmaceuticals Inc. and HealthSouth Corp., were Health Care holdings.  The Fund’s second greatest contributing sector was Energy.  This contribution was also driven by stock selection in the sector.  The Fund’s Energy holdings returned 64.3% while the Index’s returned only 29.5%, which contributed 3.7% to relative performance.  The Information Technology and Consumer Staples sectors were the next greatest contributors.  Each contributed more than 2.5% to relative performance.  The fifth greatest contributing sector was Consumer Discretionary, which contributed slightly over 1.0% to relative performance.

An underweight position in the Financials sector was the greatest detractor from the relative performance of the Fund’s equities.  The Fund’s significant underexposure to the Index’s best performing sector detracted 3.6% from relative performance.  The Fund’s second greatest detracting sector was Materials.  Stock selection in this sector detracted 1.4% from relative performance.  The Industrials, Utilities, and Telecommunications sectors, together, detracted 1.1% from relative performance.

The Fund’s top five contributing equities to performance were Agilent Technologies Inc., Valeant Pharmaceuticals Inc., HealthSouth Corp., Republic

The Osterweis Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE

Services Inc., and Unilever NV.  The Fund’s one equity that detracted from performance was Dean Foods Co.  The Fund’s bottom four contributing equities to performance were Trian Acquisition I (Warrants), Symetra Financial Corp., Williams Cos. Inc., and Copart Inc.

Fixed income holdings posted a total return of 15.8% during the 12 month period, contributing 2.7% to the Fund’s total return.

Current and future holdings are subject to risk.

Past performance is not indicative of future results.  The relative performance attribution figures noted in the 2nd, and 3rd paragraphs were calculated using a holdings-based attribution system and were based on the Fund’s equity holdings only.  Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please see pages 15-17 of this report for complete holdings information.

The Osterweis Strategic Income Fund

ANNUAL REPORT
For the year ended March 31, 2010

April 20, 2010

Dear Shareholder,

During the first quarter of 2010, The Osterweis Strategic Income Fund (the “Fund”) had a total return of 2.72%, compared to 1.78% for the Barclays Capital Aggregate Bond Index (the “BC Agg”) and 1.72% for the Bank of America Merrill Lynch U.S. Corporate & Government Master Index (the “Merrill”).  The Fund’s annualized total returns for the one year, five year, seven year and since inception (August 30, 2002) periods ending March 31, 2010, were 24.16%, 7.24%, 8.01% and 8.33%, respectively, compared in the same periods to 7.69%, 5.44%, 4.81% and 5.06% for the BC Agg and 7.92%, 5.15%, 4.59% and 4.96% for the Merrill.  As of March 31, 2010, the Fund’s SEC yield was 5.88%.

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.  An investment should not be made solely on the basis of returns.  The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.  Performance periods shown above are greater than 30 days and do not reflect the redemption fee.  If the investment period were shorter than 30 days, performance would be lowered by the amount of the redemption fee.  The Fund’s total expense ratio was 1.26% as of March 31, 2009.

While there are still many concerning factors in the economic environment including slow improvement in employment, continued reluctance of banks to lend, the large trade deficit with China, the Greek crisis and, of course, the long-term implications of the massive government stimulus, the markets have continued their upward trend, with general sentiment being that the economy has turned the corner.  Certainly, the steep yield curve would support that view.

As we discussed in past letters, we steadily increased the effective duration of the Fund from about nine months at the end of 2008 to over two years currently.  We now feel it is prudent to selectively begin shortening duration again.  A portion of this move is occurring naturally as we sell longer-dated, equity-sensitive convertible bonds that have run up with the stock market.  Another factor in this move is related to the refinancing wave that has been occurring in corporate bonds.  We have been participating in this boom by selectively adding bonds of companies we feel have attractive long-term prospects.  However, as the market gets saturated with new issues, and many investors shift their portfolios out of shorter-term paper to fund new purchases, we are finding more short-dated paper at attractive yields and are increasing our weightings there.

The final factor driving this duration shift is our ever-present aversion to risk.  The markets may be indicating an economic rebound; the steep yield curve may be indicating higher future interest rates; and though inflation remains muted at present, the level of government stimulus may be indicating rising inflation in the future.  In an improving economic environment and a rising interest rate environment, we have always maintained that the greatest risks are in long-term, investment grade bonds.  As such we are reducing the Fund’s duration profile and continuing our focus on high yield and convertible securities.

As always, we thank you for your continued confidence in our management.

Carl P. Kaufman	Simon T. Lee
Portfolio Manager	Assistant Portfolio Manager

This commentary contains the current opinions of the authors as of the date above, which are subject to change at any time.  This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product.  Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

The Fund is non-diversified, meaning it may concentrate its assets in fewer holdings than a diversified fund. Therefore, the Fund’s share price may be more influenced by fluctuations in each holding’s value than a diversified fund. The Fund may invest in debt securities that are un-rated or rated below investment grade. Such lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. The Fund may invest in foreign securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Small- and mid-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.

The Fund’s investment performance reflects reimbursement of expenses previously waived.  Please refer to the prospectus for further details.

The Barclays Capital Aggregate Bond Index and the Bank of America Merrill Lynch U.S. Corporate & Government Master Index are unmanaged indices which are regarded as standards for measuring the U.S. investment grade bond market in general, and are provided for comparison purposes.  These indices do not incur expenses and are not available for investment.

Must be preceded or accompanied by a current prospectus.  Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

The Osterweis Strategic Income Fund is distributed by Quasar Distributors, LLC.

The Osterweis Strategic Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended March 31, 2010, The Osterweis Strategic Income Fund (the “Fund”) had a total return of 24.16%, outperforming the Barclays Capital U.S. Aggregate Bond Index (the “BC Agg”) and the Bank of America Merrill Lynch U.S. Corporate & Government Master Index (the “Merrill”), which had total returns of 7.69% and 7.92% for the same period, respectively.  The remainder of this discussion will compare the Fund against the Merrill, as constituent data is not available for the BC Agg.

The Fund’s outperformance was primarily attributable to the Fund’s investments in higher yielding securities.  Over the period, the Fund had an average current yield of 6.0%, while the Merrill had an average current yield of 4.4%; the Fund had an average yield to maturity of 7.4%, while the Merrill had an average yield to maturity of 3.5%.  In addition, the shorter effective duration of the Fund contributed to relative performance, as short-term yields (less than one year) fell slightly, and longer-term yields (greater than one year) increased.  Over the period, the Fund’s average effective duration was 1.7 years, compared to 5.1 years for the Merrill.  The Fund’s lower average quality also contributed to relative performance, as returns on lower quality rated issues outperformed investment grade issues.

The Banking sector performed well during the period, and the Fund’s lack of exposure to this sector was a detractor from relative performance.  The Finance and Agency sectors also performed positively during the period, and the Fund’s underexposure and lack of exposure, respectively, in these sectors were also detractors from relative performance.

The Fund’s top five contributors to performance during the period were RSC Equipment Rental Corp. 9.50% 12/1/14, Brown Shoe Company Inc. Corp. 8.75% 5/1/12, Cadence Design Systems Inc. 1.375% 12/15/11, Hertz Corp. 7.625% 6/1/12, and Coleman Cable Inc. 9.875% 10/1/12.  The Fund’s top five detractors from performance were Emigrant Capital II 144A 3.251% 4/14/34, Gencorp Inc 144A 4.063% 12/31/39, Pegasus Solutions Inc. 144A 10.50% 4/15/15, Rentech Inc. 4.00% 4/15/13, and Real Mex Restaurants Inc. 144A 14.00% 1/1/13.

Current and future holdings are subject to risk.

Past performance is not indicative of future results.  The relative performance attribution results noted in the 2nd and 3rd paragraphs were based on a holdings-based attribution system and were based on the Fund’s fixed income holdings and cash.  Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please see pages 18-23 of this report for complete holdings information.

The Osterweis Funds

SECTOR ALLOCATION at March 31, 2010 (Unaudited)

The Osterweis Fund

The Osterweis Strategic Income Fund

* Cash equivalents and other assets less liabilities.

The Osterweis Funds

EXPENSE EXAMPLE For the Six Months Ended March 31, 2010 (Unaudited)

As a shareholder of The Osterweis Fund or The Osterweis Strategic Income Fund (each a “Fund” and collectively the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2009 – March 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 30 days.  Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6).  Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The Osterweis Funds

EXPENSE EXAMPLE For the Six Months Ended March 31, 2010 (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  If these transactional costs were included, your costs would have been higher.

The Osterweis Fund

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	October 1, 2009 –
	October 1, 2009	March 31, 2010	March 31, 2010*
Actual	$1,000	$1,115	$5.59
Hypothetical (5% annual	$1,000	$1,020	$5.34
return before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.06% multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

The Osterweis Strategic Income Fund

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	October 1, 2009 –
	October 1, 2009	March 31, 2010	March 31, 2010*
Actual	$1,000	$1,065	$5.20
Hypothetical (5% annual	$1,000	$1,020	$5.09
return before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.01% multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

The Osterweis Fund

The Osterweis Fund
Value of $10,000 vs. S&P 500 Index

Average Annual Total Return
Periods Ended March 31, 2010

			Since inception
1 year	5 year	10 year	(October 1, 1993)
39.41%	3.99%	4.10%	11.19%

This chart illustrates the performance of a hypothetical $10,000 investment made on March 31, 2000 and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The chart assumes reinvestment of capital gains and dividends, but does not reflect the redemption of fees.

As of March 31, 2010, the one-year, five-year and ten-year average annual total returns for the S&P 500 Index were 49.77%, 1.92% and -0.65%, respectively.  The average annual total return since the Fund’s inception (10/1/93) for the S&P 500 Index was 7.86%.

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

The S&P 500 Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance.  Returns include reinvested dividends.

The Osterweis Strategic Income Fund

The Osterweis Strategic Income Fund
Value of $10,000 vs. Barclays Capital Aggregate Bond Index

Average Annual Total Return
Periods Ended March 31, 2010

			Since inception
1 year	3 year	5 year	(August 30, 2002)
24.16%	6.99%	7.24%	8.33%

This chart illustrates the performance of a hypothetical $10,000 investment made on 8/30/02 (the Fund’s inception) and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The chart assumes reinvestment of capital gains and dividends, but does not reflect the redemption of fees.

As of March 31, 2010, the one-year, three-year and five-year average annual total returns for the Barclays Capital Aggregate Bond Index were 7.69%, 6.14% and 5.44%, respectively.  The average annual total return since the Fund’s inception for the Barclays Capital Aggregate Bond Index was 5.06%.

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupons, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues.

The Osterweis Fund

SCHEDULE OF INVESTMENTS at March 31, 2010

Shares		Value

COMMON STOCKS: 74.8%

Aerospace & Defense: 3.2%
583,780	DigitalGlobe,
	Inc.1	$16,316,651
238,280	Goodrich Corp.	16,803,506
		33,120,157
Beverages: 2.2%
336,075	Diageo Plc - ADR	22,668,259

Chemicals: 2.7%
256,054	FMC Corp.	15,501,509
491,298	Nalco Holding
	Company	11,953,281
		27,454,790
Commercial Services & Supplies: 6.3%
896,705	Avery
	Dennison Corp.	32,649,029
236,280	Copart, Inc.1	8,411,568
801,587	Republic
	Services, Inc.	23,262,055
		64,322,652
Containers & Packaging: 2.7%
1,030,880	Crown
	Holdings, Inc.1	27,792,525

Diversified Consumer Services: 2.5%
426,125	Apollo
	Group, Inc.1	26,117,201

Diversified Telecommunication Services: 1.6%
640,180	AT&T, Inc.	16,542,251

Electronic Equipment, Instruments
& Components: 2.7%
804,780	Agilent
	Technologies,
	Inc.1	27,676,384

Food & Staples Retailing: 3.0%
1,252,505	Safeway, Inc.	31,137,274

Food Products: 6.1%
968,358	Dean
	Foods Corp.1	15,193,537
549,085	Nestle SA4	28,120,817
631,880	Unilever
	NV - ADR	19,057,501
		62,371,855
Gas Utilities: 1.3%
298,430	Questar Corp.	12,892,176

Health Care Equipment
& Supplies: 5.7%
412,960	Gen-Probe Inc.1	20,648,000
663,135	Medtronic, Inc.	29,860,969
132,210	Teleflex, Inc.	8,470,695
		58,979,664
Health Care Providers & Services: 4.0%
1,225,400	HealthSouth
	Corp.1	22,914,980
246,855	Laboratory Corp.
	of America
	Holdings1	18,689,392
		41,604,372
Hotels, Restaurants & Leisure: 0.4%
553,150	Carrols Restaurant
	Group, Inc.1	3,761,420

Insurance: 4.3%
1,068,965	Symetra Financial
	Corp.1	14,088,959
577,490	Transatlantic
	Holdings, Inc.	30,491,472
		44,580,431
Internet Software & Services: 4.4%
940,640	VeriSign, Inc.1	24,466,046
930,060	Websense, Inc.1	21,177,466
		45,643,512
IT Services: 1.0%
566,225	Redecard SA4	10,475,330

Life Sciences Tools & Services: 1.3%
201,110	Waters Corp.1	13,582,969

Media: 1.3%
366,500	The McGraw Hill
	Companies, Inc.	13,065,725

Multi-Utilities: 1.7%
354,990	Sempra Energy	17,714,001

Oil, Gas & Consumable Fuels: 3.3%
161,780	Occidental
	Petroleum Corp.	13,676,881

The accompanying notes are an integral part of these financial statements.

The Osterweis Fund

SCHEDULE OF INVESTMENTS at March 31, 2010

Shares		Value

COMMON STOCKS: 74.8% (Continued)

Oil, Gas & Consumable Fuels: 3.3% (Continued)
875,745	Williams
	Companies,
	Inc.	$20,229,710
		33,906,591
Pharmaceuticals: 7.9%
384,210	Bayer AG - ADR	25,991,807
462,220	Johnson &
	Johnson	30,136,744
596,445	Valeant
	Pharmaceuticals
	International1	25,593,455
		81,722,006
Software: 2.9%
3,564,938	Compuware
	Corp.1	29,945,479

Water Utilities: 2.3%
1,073,255	American Water
	Works Co., Inc.	23,354,029

TOTAL COMMON STOCKS
(Cost $638,469,055)		770,431,053

PARTNERSHIPS & TRUSTS: 4.9%
499,060	Energy Transfer
	Equity L.P.	16,838,284
530,450	Enterprise
	Products
	Partners L.P.	18,342,961
316,787	Magellan
	Midstream
	Partners L.P.	15,056,886

TOTAL PARTNERSHIPS & TRUSTS
(Cost $36,878,851)		50,238,131

Principal
Amount

BONDS: 7.3%

CONVERTIBLE BONDS: 4.4%

Electrical Equipment Manufacturing: 1.4%
	Wilson Greatbatch
	Technologies
	2.250%,
$14,874,000	06/15/2013	14,818,223

Health Care Equipment & Supplies: 0.5%
	Integra Lifesciences
	Holdings Corp.
	2.750%,
5,350,000	06/01/20102	5,336,625

Media: 0.8%
	Regal Entertainment
	Group
	6.250%,
8,075,000	03/15/20112	8,458,562

Software: 0.9%
	Cadence Design
	System, Inc.
	1.375%,
9,640,000	12/15/2011	9,230,300

Telecommunications: 0.3%
	NII Holdings, Inc.
	2.750%,
2,800,000	08/15/2025	2,856,000

Trading Companies
& Distributors: 0.5%
	Wesco
	International, Inc.
	2.625%,
4,227,000	10/15/2025	4,285,121
	6.000%,
289,000	09/15/2029	421,940
		4,707,061
TOTAL CONVERTIBLE BONDS
(Cost $42,528,634)		45,406,771

CORPORATE BONDS: 2.9%

Aerospace & Defense: 0.4%
	DigitalGlobe, Inc.
	10.500%,
4,000,000	05/01/20142	4,330,000

Consumer Finance: 0.7%
	SLM Corp.
	4.500%,
7,000,000	07/26/2010	7,032,760

The accompanying notes are an integral part of these financial statements.

The Osterweis Fund

SCHEDULE OF INVESTMENTS at March 31, 2010

Principal
Amount		Value

CORPORATE BONDS: 2.9% (Continued)

Deep Sea Transportation: 0.3%
	Royal Caribbean
	Cruises Ltd.
	8.000%,
$3,000,000	05/15/2010	$3,033,750

Motor Vehicles Parts & Accessories: 1.0%
	Stoneridge, Inc.
	11.500%,
10,000,000	05/01/2012	10,150,000

Road & Rail: 0.5%
	Hertz Corp.
	6.350%,
5,000,000	06/15/2010	5,012,500

TOTAL CORPORATE BONDS
(Cost $29,176,261)		29,559,010

TOTAL BONDS
(Cost $71,704,895)		74,965,781

Shares

SHORT TERM-INVESTMENTS: 12.2%
125,962,458	Federated
	U.S. Treasury
	Cash Reserve,
	0.000%3	125,962,458

TOTAL SHORT-TERM INVESTMENTS
(Cost $125,962,458)		125,962,458

TOTAL INVESTMENTS
IN SECURITIES: 99.2%
(Cost $873,015,259)		1,021,597,423
Other Assets in Excess
of Liabilities: 0.8%		7,835,557
TOTAL NET
ASSETS: 100.0%		$1,029,432,980

ADR - American Depository Receipt.
1 Non-income producing security.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933.
3 Seven-day yield.
4 Foreign issued security.

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

SCHEDULE OF INVESTMENTS at March 31, 2010

Principal
Amount		Value

BONDS: 87.7%

CONVERTIBLE BONDS: 28.8%

Aerospace & Defense: 0.6%
	Gencorp, Inc.
	4.063%,
$5,500,000	12/31/20391	$5,266,250

Beverages: 1.2%
	Central European
	Distribution Corp.
	3.000%,
11,500,000	03/15/2013	10,335,625

Capital Markets: 1.1%
	Knight Capital
	Group, Inc.
	3.500%,
10,000,000	03/15/20151	9,756,000

Chemicals: 0.9%
	LSB Industries, Inc.
	5.500%,
8,050,000	07/01/2012	7,929,250

Communications Equipment: 0.2%
	CommScope, Inc.
	3.250%,
1,500,000	07/01/2015	1,824,375

Computers & Peripherals: 1.8%
	Sandisk Corp.
	1.000%,
18,250,000	05/15/2013	15,854,688

Deep Sea Transportation: 0.4%
	Dryships Inc.
	5.000%,
3,500,000	12/01/2014	3,640,000

Diversified Consumer Services: 1.0%
	Regis Corp.
	5.000%,
1,250,000	07/15/2014	1,715,625
	Stewart
	Enterprises, Inc.
	3.125%,
8,305,000	07/15/2014	7,484,881
		9,200,506
Electronic Equipment, Instruments
& Components: 1.9%
	L-1 Identity
	Solutions, Inc.
	3.750%,
16,185,000	05/15/2027	15,537,600
	Richardson
	Electronics Ltd.
	7.750%,
1,507,000	12/15/2011	1,514,535
		17,052,135
Food & Staples Retailing: 1.3%
	Spartan Stores, Inc.
	3.375%,
7,087,000	05/15/2027	6,174,549
	SUPERVALU, Inc.
	Zero Coupon,
15,511,000	11/02/2031	5,312,517
		11,487,066
Health Care Equipment & Supplies: 2.3%
	Hologic, Inc.
	2.000%,
2,750,000	12/15/2037	2,475,000
	Integra LifeSciences
	Holdings Corp.
	2.750%,
10,715,000	06/01/20101	10,688,212
	2.375%,
7,500,000	06/01/20121	7,256,250
		20,419,462
Health Care Providers & Services: 0.6%
	Molina
	Healthcare, Inc.
	3.750%,
6,000,000	10/01/2014	5,580,000

Hotels, Restaurants & Leisure: 1.6%
	American Real
	Estate Partners,
	L.P., 4.000%,
15,889,000	08/15/20132	14,061,765

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

SCHEDULE OF INVESTMENTS at March 31, 2010

Principal
Amount		Value

CONVERTIBLE BONDS: 28.8% (Continued)

Internet Software & Services: 2.3%
	Savvis, Inc.
	3.000%,
$22,586,000	05/15/2012	$21,061,445

IT Services: 0.7%
	Euronet
	Worldwide, Inc.
	3.500%,
6,650,000	10/15/2025	6,284,250

Leisure Equipment & Products: 2.2%
	Smith & Wesson
	Holding Corp.
	4.000%,
20,835,000	12/15/2026	20,157,863

Media: 1.2%
	Lions Gate
	Entertainment
	Corp., 2.938%,
3,350,000	10/15/2024	3,220,187
	Regal Entertainment
	Group, 6.250%,
7,625,000	03/15/20111	7,987,188
		11,207,375
Oil, Gas & Consumable Fuels: 0.4%
	Barrett Bill Corp.
	5.000%,
1,700,000	03/15/2028	1,680,875
	Penn Virginia Corp.
	4.500%,
1,000,000	11/15/2012	945,000
	Rentech, Inc.
	4.000%,
1,100,000	04/15/2013	765,875
		3,391,750
Professional Services: 1.9%
	School Specialty, Inc.
	3.750%,
15,131,000	08/01/2023	15,206,655
	3.750%,
2,000,000	11/30/2026	1,912,500
		17,119,155
Software: 3.2%
	Cadence Design
	System, Inc.
	1.375%,
13,500,000	12/15/2011	12,926,250
	Magma Design
	Automation
	2.000%,
2,000,000	05/15/2010	1,962,500
	Mentor
	Graphics Corp.
	1.899%,
9,749,000	08/06/20232	9,602,765
	6.250%,
4,500,000	03/01/2026	4,387,500
		28,879,015
Specialty Retail: 1.4%
	Charming
	Shoppes, Inc.,
	1.125%,
10,667,000	05/01/2014	8,373,595
	Group 1
	Automotive, Inc.
	3.000%,
4,000,000	03/15/20201	3,983,600
		12,357,195
Trading Companies & Distributors: 0.6%
	Wesco
	International, Inc.
	2.625%,
3,422,000	10/15/2025	3,469,053
	6.000%,
1,370,000	09/15/2029	2,000,200
		5,469,253
TOTAL CONVERTIBLE BONDS
(Cost $241,261,849)		258,334,423

CORPORATE BONDS: 58.9%

Aerospace & Defense: 3.5%
	DigitalGlobe, Inc.
	10.500%,
14,861,000	05/01/20141	16,087,032

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

SCHEDULE OF INVESTMENTS at March 31, 2010

Principal
Amount		Value

CORPORATE BONDS: 58.9% (Continued)

Aerospace & Defense: 3.5% (Continued)
	GeoEye, Inc.
	9.625%,
$15,275,000	10/01/20151	$15,695,062
		31,782,094
Coal Mining: 1.1%
	Arch Western
	Finance, LLC
	6.750%,
9,680,000	07/01/2013	9,764,700

Commercial Services & Supplies: 0.6%
	West Corp.
	9.500%,
5,000,000	10/15/2014	5,162,500

Consumer Finance: 1.3%
	Discover Financial
	Services,
	0.786%,
5,000,000	06/11/20102	4,994,955
	SLM Corp.
	4.500%,
1,708,000	07/26/2010	1,715,994
	5.450%,
3,000,000	04/25/2011	3,053,994
	5.400%,
1,800,000	10/25/2011	1,817,557
		11,582,500
Deep Sea Transportation: 1.4%
	Royal Caribbean
	Cruises Ltd.
	8.000%,
1,000,000	05/15/2010	1,001,250
	8.750%,
9,500,000	02/02/2011	9,927,500
	11.875%,
1,750,000	07/15/2015	2,069,375
		12,998,125
Diversified Financial Services: 2.2%
	CEDC
	Financial Corp.
	International, Inc.
	9.125%,
5,000,000	12/01/20161	5,300,000
	Harvest
	Operation Corp.
	7.875%,
9,752,000	10/15/2011	9,947,040
	International Lease
	Finance Corp.
	8.625%,
4,000,000	09/15/20151	4,099,028
		19,346,068
Electrical Equipment: 2.7%
	Baldor Electric Co.
	8.625%,
11,688,000	02/15/2017	12,418,500
	Coleman Cable,
	Inc., 9.000%,
11,500,000	02/15/20181	11,672,500
		24,091,000
Food & Beverage: 6.0%
	Carrols Corp.
	9.000%,
19,779,000	01/15/2013	20,224,028
	O Charley’s, Inc.
	9.000%,
1,500,000	11/01/2013	1,533,750
	Stater Bros.
	Holdings, Inc.
	8.125%,
11,250,000	06/15/2012	11,362,500
	Susser Holdings,
	LLC, 10.625%,
19,762,000	12/15/2013	20,651,290
		53,771,568
Health Care: 1.5%
	Hanger Orthopedic
	Group, Inc.
	10.250%,
5,545,000	06/01/2014	5,905,425

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

SCHEDULE OF INVESTMENTS at March 31, 2010

Principal
Amount		Value

CORPORATE BONDS: 58.9% (Continued)

Health Care: 1.5% (Continued)
	HCA, Inc.
	7.875%,
$2,750,000	02/01/2011	$2,830,781
	IASIS Capital
	Corp., 8.750%,
5,000,000	06/15/2014	5,118,750
		13,854,956
Household Durables: 0.9%
	Mohawk Industries,
	Inc., 6.500%,
7,600,000	01/15/20112	7,942,000

Independent Power Producers
& Energy Traders: 0.2%
	NRG Energy, Inc.
	8.500%,
2,000,000	06/15/2019	2,035,000

Industrial Conglomerates: 0.4%
	Otter Tail Corp.
	9.000%,
3,400,000	12/15/2016	3,553,000

Iron and Steel Manufacturing: 1.9%
	AK Steel Corp.
	7.750%,
10,500,000	06/15/2012	10,605,000
	Amsted Industries,
	Inc., 8.125%,
6,500,000	03/15/20181	6,532,500
		17,137,500
Machinery: 0.9%
	Manitowoc, Inc.
	7.125%,
7,725,000	11/01/2013	7,744,312

Manufacturing: 1.6%
	Polypore, Inc.
	8.750%,
5,100,000	05/15/2012	5,131,875
	Kraton Polymers
	LLC, 8.125%,
9,559,000	01/15/2014	9,511,205
		14,643,080
Media: 1.4%
	Interpublic
	Group, Inc.
	10.000%,
9,000,000	07/15/2017	10,226,250
	MDC Partners,
	Inc., 11.000%,
2,000,000	11/01/20161	2,172,500
		12,398,750
Medical Equipment Rental & Leasing: 0.2%
	Universal Hospital
	Services, Inc.
	10.125%,
2,200,000	11/01/2011	2,208,250

Motion Picture and Video Industries: 1.6%
	Lions Gate
	Entertainment
	Corp., 10.250%,
13,965,000	11/01/20161	14,366,494

Motor Vehicles Parts & Accessories: 1.9%
	AutoNation, Inc.
	6.750%,
2,000,000	04/15/2018	1,982,500
	Sonic Automotive,
	Inc., 9.000%,
2,000,000	03/15/20181	2,060,000
	Stoneridge, Inc.
	11.500%,
12,760,000	05/01/2012	12,951,400
		16,993,900
Multiline Retail: 1.6%
	Saks, Inc.
	7.500%,
8,600,000	12/01/2010	8,621,500
	9.875%,
5,600,000	10/01/2011	5,922,000
		14,543,500

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

SCHEDULE OF INVESTMENTS at March 31, 2010

Principal
Amount		Value

CORPORATE BONDS: 58.9% (Continued)

Oil, Gas & Consumable Fuels: 5.6%
	Consol Energy, Inc.
	8.000%,
$3,000,000	04/01/20171	$3,097,500
	8.250%,
3,000,000	04/01/20201	3,097,500
	Ferrellgas Partners,
	L.P., 8.625%,
9,750,000	06/15/20201	9,774,375
	Geokinetics
	Holdings Inc.
	9.750%,
8,000,000	12/15/20141	7,540,000
	International Coal
	9.125%,
2,000,000	04/01/2018	2,040,000
	Linn Energy, LLC
	11.750%,
9,800,000	05/15/20171	11,110,750
	8.625%,
10,000,000	04/15/2020	10,037,500
	Stone Energy Corp.
	8.625%,
3,500,000	02/01/2017	3,465,000
		50,162,625
Personal Products: 0.9%
	Elizabeth Arden,
	Inc., 7.750%,
8,411,000	01/15/2014	8,474,082

Rail Transportation: 0.4%
	Kansas City
	Southern, 8.000%,
3,500,000	02/01/20181	3,605,000

Rental & Leasing Services: 2.1%
	Icahn
	Enterprises, L.P.
	7.750%,
6,000,000	01/15/20161	5,805,000
	RSC Holdings, Inc.
	9.500%,
7,000,000	12/01/2014	6,965,000
	United Rentals
	North America, Inc.
	10.875%,
4,000,000	06/15/2016	4,370,000
	9.250%,
2,000,000	12/15/2019	2,050,000
		19,190,000
Road & Rail: 0.8%
	Hertz Corp.
	7.400%,
2,263,000	03/01/2011	2,296,945
	7.625%,
5,053,000	06/01/2012	5,154,060
		7,451,005
Semiconductor Manufacturing: 2.1%
	STATS ChipPAC
	Ltd., 6.750%,
19,065,000	11/15/2011	18,945,844

Telecommunications: 6.4%
	Millicom
	International
	Cellular S.A.
	10.000%,
22,025,000	12/01/2013	22,961,063
	NII Capital Corp.
	8.875%,
14,000,000	12/15/20191	14,560,000
	Sprint Capital Corp.
	7.625%,
17,130,000	01/30/2011	17,708,138
	Qwest
	Communications
	International, Inc.
	8.000%,
2,000,000	10/01/20151	2,140,000
		57,369,201
Textiles, Apparel & Luxury Goods: 3.3%
	Brown Shoe Inc.
	8.750%,
16,300,000	05/01/2012	16,707,500

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

SCHEDULE OF INVESTMENTS at March 31, 2010

Principal
Amount		Value

CORPORATE BONDS: 58.9% (Continued)

Textiles, Apparel & Luxury Goods: 3.3% (Continued)
	Warnaco, Inc.
	8.875%,
$12,716,000	06/15/2013	$13,065,690
		29,773,190
Tobacco: 1.3%
	Alliance One Intl,
	Inc., 10.000%,
10,831,000	07/15/20161	11,372,550

Trading Companies & Distributors: 3.1%
	H & E Equipment
	Services, Inc.
	8.375%,
16,991,000	07/15/2016	16,523,747
	Interline Brands,
	Inc., 8.125%,
5,000,000	06/15/2014	5,175,000
	Wesco Distribution,
	Inc., 7.500%,
5,900,000	10/15/2017	5,789,375
		27,488,122
TOTAL CORPORATE BONDS
(Cost $513,477,869)		529,750,916

TOTAL BONDS
(Cost $754,739,718)		788,085,339

Shares
SHORT-TERM INVESTMENTS: 12.4%
111,638,515	Federated
	U.S. Treasury
	Cash Reserve,
	0.000%3	111,638,515

TOTAL SHORT-TERM INVESTMENTS
(Cost $111,638,515)		111,638,515

TOTAL INVESTMENTS
IN SECURITIES: 100.1%
(Cost $866,378,233)		899,723,854
Liabilities in Excess of
Other Assets: (0.1)%		(821,496)
TOTAL NET
ASSETS: 100.0%		$898,902,358

1 Security exempt from registration under Rule 144A of the Securities Act of 1933.
2 Variable rate security; rate shown is the rate in effect on March 31, 2010.
3 Seven-day yield.

The accompanying notes are an integral part of these financial statements.

The Osterweis Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2010

	The	The
	Osterweis	Osterweis Strategic
	Fund	Income Fund
ASSETS
Investments in securities, at value
(cost $873,015,259 and $866,378,233,
respectively) (Note 2)	$1,021,597,423	$899,723,854
Receivables:
Investment securities sold	—	29,286,839
Fund shares sold	6,732,026	9,765,931
Dividends and interest	2,247,622	15,105,166
Prepaid expenses	19,722	36,410
Total assets	1,030,596,793	953,918,200

LIABILITIES
Payables:
Investment securities purchased	—	52,694,022
Fund shares redeemed	217,784	577,223
Due to custodian	—	1,020,000
Investment advisory fees	747,952	592,551
Administration fees	57,228	42,622
Custody fees	18,981	8,141
Fund accounting fees	19,875	13,795
Transfer agent fees	48,025	21,328
Chief Compliance Officer fees	1,825	1,625
Other accrued expenses	52,143	44,535
Total liabilities	1,163,813	55,015,842
NET ASSETS	$1,029,432,980	$898,902,358

COMPUTATION OF NET ASSET VALUE
Net assets	$1,029,432,980	$898,902,358
Shares issued and outstanding
(unlimited number of shares
authorized without par value)	40,716,443	78,372,315
Net asset value, offering and
redemption price per share	$25.28	$11.47

COMPONENTS OF NET ASSETS
Paid-in capital	$893,566,264	$862,673,452
Undistributed (accumulated)
net investment income (loss)	8,117,803	(688,431)
Accumulated net realized
gain (loss) on investments	(20,833,251)	3,571,716
Net unrealized appreciation on investments	148,582,164	33,345,621
Net assets	$1,029,432,980	$898,902,358

The accompanying notes are an integral part of these financial statements.

The Osterweis Funds

STATEMENTS OF OPERATIONS For the Year Ended March 31, 2010

	The	The
	Osterweis	Osterweis Strategic
	Fund	Income Fund
INVESTMENT INCOME
Dividends (The Osterweis Fund is net
of $184,427 foreign withholding tax)	$7,530,717	$—
Interest	7,117,370	35,450,543
Total investment income	14,648,087	35,450,543

EXPENSES (Note 3)
Investment advisory fees	6,608,243	4,264,103
Administration fees	451,209	335,442
Transfer agent fees	312,826	191,612
Fund accounting fees	120,692	101,532
Custody fees	101,391	54,195
Registration fees	75,111	60,939
Reports to shareholders	30,627	27,732
Audit fees	24,020	19,639
Trustee fees	18,966	13,863
Chief Compliance Officer fees	12,492	12,291
Insurance expense	6,797	5,751
Miscellaneous expense	4,972	4,522
Legal fees	3,320	6,032
Total expenses	7,770,666	5,097,653
Net investment income	6,877,421	30,352,890

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on
investments and foreign currency	9,859,365	13,529,856
Change in net unrealized appreciation
on investments and foreign currency	196,204,185	48,622,567
Net realized and unrealized gain
on investments and foreign currency	206,063,550	62,152,423
Net increase in net assets
resulting from operations	$212,940,971	$92,505,313

The accompanying notes are an integral part of these financial statements.

The Osterweis Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2010	March 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$6,877,421	$4,254,522
Net realized gain (loss) on
investments and foreign currency	9,859,365	(30,572,133)
Change in net unrealized
appreciation (depreciation) on
investments and foreign currency	196,204,185	(60,521,890)
Net increase (decrease) in net assets
resulting from operations	212,940,971	(86,839,501)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(3,134,540)	(726,394)
From net realized gain	—	(5,379,068)
Total distributions to shareholders	(3,134,540)	(6,105,462)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)(b)	423,571,291	164,519,851
Total increase in net assets	633,377,722	71,574,888

NET ASSETS
Beginning of year	396,055,258	324,480,370
End of year	$1,029,432,980	$396,055,258
Undistributed net investment income	$8,117,803	$4,410,570

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2010		March 31, 2009
	Shares	Value	Shares	Value
Shares sold	24,892,057	$559,442,507	12,953,138	$254,607,991
Shares issued
in reinvestment
of distributions	91,972	2,222,962	252,331	4,577,281
Shares redeemed (b)	(6,024,799)	(138,094,178)	(4,651,468)	(94,665,421)
Net increase	18,959,230	$423,571,291	8,554,001	$164,519,851

(b)	Net of redemption fees of $21,812 and $44,967, respectively.

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2010	March 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$30,352,890	$12,217,678
Net realized gain (loss) on investments	13,529,856	(3,120,289)
Change in net unrealized
appreciation (depreciation) on investments	48,622,567	(13,578,834)
Net increase (decrease) in net assets
resulting from operations	92,505,313	(4,481,445)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(33,852,128)	(11,870,380)
From net realized gain	(1,956,595)	—
Total distributions to shareholders	(35,808,723)	(11,870,380)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)(b)	548,637,602	148,043,277
Total increase in net assets	605,334,192	131,691,452

NET ASSETS
Beginning of year	293,568,166	161,876,714
End of year	$898,902,358	$293,568,166
(Accumulated net investment loss)/
Undistributed net investment income	$(688,431)	$842,812

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2010		March 31, 2009
	Shares	Value	Shares	Value
Shares sold	57,534,009	$646,055,942	20,613,456	$209,182,092
Shares issued
in reinvestment
of distributions	2,749,193	30,763,641	966,245	9,815,762
Shares redeemed (b)	(11,631,838)	(128,181,981)	(6,873,130)	(70,954,577)
Net increase	48,651,364	$548,637,602	14,706,571	$148,043,277

(b)	Net of redemption fees of $27,872 and $52,006, respectively.

The accompanying notes are an integral part of these financial statements.

The Osterweis Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,
	2010	2009	2008	2007	2006
Net asset value,
beginning of year	$18.20	$24.58	$27.87	$27.03	$25.17

INCOME FROM INVESTMENT OPERATIONS:
Net investment income^	0.22	0.18	0.28	0.30	0.19
Net realized and unrealized
gain (loss) on investments	6.95	(6.20)	(2.71)	2.96	3.00
Total from
investment operations	7.17	(6.02)	(2.43)	3.26	3.19

LESS DISTRIBUTIONS:
From net investment income	(0.09)	(0.04)	(0.32)	(0.20)	(0.15)
From net realized gain	—	(0.32)	(0.54)	(2.22)	(1.18)
Total distributions	(0.09)	(0.36)	(0.86)	(2.42)	(1.33)
Paid-in capital from
redemption fees (Note 2)	0.00 *	0.00 *	0.00 *	0.00 *	0.00 *
Net asset value, end of year	$25.28	$18.20	$24.58	$27.87	$27.03
Total return	39.41%	(24.45)%	(8.98)%	12.44%	12.85%

RATIO/SUPPLEMENTAL DATA:
Net assets,
end of year (millions)	$1,029.4	$396.1	$324.5	$324.5	$275.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.08%	1.20%	1.18%	1.21%	1.26%
After fees waived and
expenses absorbed	1.08%	1.20%	1.18%	1.21%	1.26%

RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	0.96%	1.27%	1.05%	1.10%	0.79%
After fees waived and
expenses absorbed	0.96%	1.27%	1.05%	1.10%	0.79%
Portfolio turnover rate	26%	63%	56%	50%	30%

*	Amount is less than $0.01.
^	Calculated using the average shares outstanding method for the year ended March 31, 2010, and the SEC method for the years ended March 31, 2006 through March 31, 2009.

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,
	2010	2009	2008	2007	2006
Net asset value,
beginning of year	$9.88	$10.78	$11.24	$10.87	$11.07

INCOME FROM INVESTMENT OPERATIONS:
Net investment income^	0.69	0.59	0.58	0.56	0.63
Net realized and unrealized
gain (loss) on investments	1.65	(0.91)	(0.39)	0.39	0.04
Total from
investment operations	2.34	(0.32)	0.19	0.95	0.67

LESS DISTRIBUTIONS:
From net investment income	(0.71)	(0.58)	(0.58)	(0.56)	(0.74)
From net realized gain	(0.04)	—	(0.07)	(0.02)	(0.13)
Total distributions	(0.75)	(0.58)	(0.65)	(0.58)	(0.87)
Paid-in capital from
redemption fees (Note 2)	0.00 *	0.00 *	0.00 *	0.00 *	0.00 *
Net asset value, end of year	$11.47	$9.88	$10.78	$11.24	$10.87
Total return	24.16%	(3.04)%	1.73%	8.95%	6.29%

RATIO/SUPPLEMENTAL DATA:
Net assets,
end of year (millions)	$898.9	$293.6	$161.9	$119.8	$53.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.05%	1.24%	1.28%	1.41%	1.47%
After fees absorbed
or recouped	1.05%	1.24%	1.28%	1.46%	1.50%

RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	6.26%	6.18%	5.42%	5.51%	5.51%
After fees absorbed
or recouped	6.26%	6.18%	5.42%	5.46%	5.48%
Portfolio turnover rate	98%	89%	105%	100%	87%

*	Amount is less than $0.01.
^	Calculated using the average shares outstanding method for the year ended March 31, 2010, and the SEC method for the years ended March 31, 2006 through March 31, 2009.

The accompanying notes are an integral part of these financial statements.

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2010

NOTE 1 - ORGANIZATION

The Osterweis Fund and The Osterweis Strategic Income Fund (the “Funds”) are diversified and non-diversified series, respectively, of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  The Osterweis Fund and The Osterweis Strategic Income Fund commenced operations on October 1, 1993 and August 30, 2002, respectively.

The investment objective of The Osterweis Fund is to attain long-term total returns by investing primarily in common stocks.  The investment objective of The Osterweis Strategic Income Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation by investing primarily in income bearing securities, including a wide range of debt and dividend-paying equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”),  exchanges are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In the absence of a price from a

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2010

pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of March 31, 2010, the Funds did not hold fair valued securities.

The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2010

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2010:

The Osterweis Fund
	Level 1	Level 2	Level 3
Common Stock*	$770,431,053	$—	$—
Partnerships & Trusts	$50,238,131	$—	$—
Convertible Bonds*	$—	$45,406,771	$—
Corporate Bonds*	$—	$29,559,010	$—
Short-Term Investments	$125,962,458	$—	$—
Total Investments
in Securities	$946,631,642	$74,965,781	$—

The Osterweis Strategic Income Fund
	Level 1	Level 2	Level 3
Convertible Bonds*	$—	$258,334,423	$—
Corporate Bonds*	$—	$529,750,916	$—
Short-Term Investments	$111,638,515	$—	$—
Total Investments
in Securities	$111,638,515	$788,085,339	$—

*	See Schedules of Investments for industry breakouts.

B.
Foreign Currency.  Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading.  The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.  The Funds include foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency.  The Funds do not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized and unrealized gain (loss) on investments and foreign currency.

C.
Federal Income Taxes.  Each Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2010

companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

At March 31, 2010 the Funds deferred, on a tax basis, post-October losses of:

	Post-October	Post-October
	Losses	Currency Losses
The Osterweis Fund	$—	$118,687
The Osterweis Strategic Income Fund	$2,241,504	$—

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

At March 31, 2010, The Osterweis Fund had capital loss carryforwards in the amount of $18,574,888 that expire on March 31, 2017.

The Funds recognize tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by the tax authorities.

The Funds have analyzed the Funds’ tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for open tax years (2007 – 2009) or expected to be taken on their tax returns for the fiscal year ended 2010.  The Funds identify their major tax jurisdictions as U.S. Federal and Massachusetts State.  However, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a high cost basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2010

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for The Osterweis Fund normally are declared and paid on an annual basis.  Distributions to shareholders from net investment income for The Osterweis Strategic Income Fund normally are declared and paid on a quarterly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.  The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.  The Funds charge a 2.00% redemption fee on shares held less than 30 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  Both Funds will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications.  In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

I.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2010

reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2010, the following adjustments were made:

	Undistributed Net	Accumulated	Paid-in
	Investment Income	Gains/Losses	Capital
The Osterweis Fund	$(35,648)	$35,648	$—
The Osterweis Strategic
Income Fund	$1,967,995	$(1,967,995)	$—

J.
Subsequent Events.  In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Funds’ financial statements.

K.
New Accounting Pronouncement.  In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements.  Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  The Funds are currently evaluating the impact it will have on financial statement disclosures.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC (the “Advisers”) provide The Osterweis Fund and The Osterweis Strategic Income Fund, respectively, with investment management services under separate Investment Advisory Agreements (the “Agreements”).  Under the Agreements, the Advisers furnish all investment advice, office space, certain administrative services, and most of the personnel needed by the Funds.  As compensation for their services, the Advisers are entitled to a monthly fee.  For The Osterweis Fund, the Advisers are entitled to a monthly fee at an annual rate of 1.00% for the average daily net assets up to $500 million and 0.75% for the average daily net assets greater than $500 million.  For The Osterweis Strategic Income Fund, the Advisers are entitled to a monthly fee at an annual rate of 1.00% for the average daily net assets up to $250 million and 0.75% for the average daily net assets greater than $250

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2010

million.  For the year ended March 31, 2010, The Osterweis Fund and The Osterweis Strategic Income Fund incurred $6,608,243 and $4,264,103, respectively, in advisory fees.

The Adviser has contractually agreed to limit The Osterweis Strategic Income Fund’s expenses by reducing all or a portion of its fees and reimbursing the Fund’s expenses so that its ratio of expenses to average net assets will not exceed 1.50%.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  The Adviser is permitted to seek reimbursement from The Osterweis Strategic Income Fund, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds.  USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  For its services, the Administrator received a monthly fee at the following annual rate:

First $50 million	0.12% of average daily net assets
Next $50 million	0.10% of average daily net assets
Next $50 million	0.08% of average daily net assets
Next $850 million	0.05% of average daily net assets
Over $1 billion	0.04% of average daily net assets
$30,000 minimum per fund

Effective April 1, 2010, the Administrator receives a monthly fee at the following annual rate:

First $150 million	0.12% of average daily net assets
Next $150 million	0.10% of average daily net assets
Next $250 million	0.08% of average daily net assets
Next $250 million	0.05% of average daily net assets
Next $1.2 billion	0.04% of average daily net assets
Over $2 billion	0.03% of average daily net assets
$30,000 minimum per fund

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2010

For the year ended March 31, 2010, The Osterweis Fund and The Osterweis Strategic Income Fund incurred administration fees of $451,209 and $335,442, respectively.  The officers of the Trust are employees of the Administrator.  The Chief Compliance Officer is also an employee of the Administrator.  For the year ended March 31, 2010, The Osterweis Fund and The Osterweis Strategic Income Fund were allocated $12,492 and $12,291 of the Trust’s Chief Compliance Officer fees, respectively.

Quasar Distributors, LLC, (the “Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares.  U.S. Bank, N.A. (“U.S. Bank”) serves as the Funds’ custodian (the “Custodian”).  Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended March 31, 2010 are as follows:

	Purchases	Sales
The Osterweis Fund	$512,594,204	$144,708,831
The Osterweis Strategic Income Fund	$889,942,359	$405,498,814

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2010 and 2009 for the Funds were as follows:

The Osterweis Fund
	2010	2009
Distributions paid from:
Ordinary income	$3,134,540	$726,394
Long-term capital gain*	$—	$5,379,068

The Osterweis Strategic Income Fund
	2010	2009
Distributions paid from:
Ordinary income	$35,808,723	$11,870,380

Distribution classification may differ from the statement of changes in net assets as a result of the treatment of short term capital gains as ordinary income for tax purposes.

*Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2010

As of March 31, 2010, the components of distributable earnings on a tax basis were as follows:

	Osterweis	Osterweis Strategic
	Fund	Income Fund
Cost of investments	$873,639,569	$867,400,727
Gross tax unrealized appreciation	162,016,817	35,485,025
Gross tax unrealized depreciation	(14,058,963)	(3,161,898)
Net tax unrealized appreciation	147,957,854	32,323,127
Undistributed ordinary income	6,602,437	6,147,283
Undistributed long-term capital gain	—	—
Total distributable earnings	6,602,437	6,147,283
Other accumulated gains/(losses)	(18,693,575)	(2,241,504)
Total accumulated earnings/(losses)	$135,866,716	$36,228,906

For The Osterweis Fund, the tax difference between book basis and tax basis unrealized appreciation is attributable primarily to partnership adjustments and wash sale deferrals.

For The Osterweis Strategic Income Fund, the tax difference between book basis and tax basis unrealized appreciation is attributable primarily to the timing differences on contingent preferred debt instruments.

The Osterweis Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
The Osterweis Funds and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities of The Osterweis Fund and The Osterweis Strategic Income Fund, each a series of shares of Professionally Managed Portfolios, including the schedules of investments, as of March 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of March 31, 2010 by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Osterweis Fund and The Osterweis Strategic Income Fund as of March 31, 2010, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 27, 2010

The Osterweis Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the “Board”).  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Adviser, Administrator, Custodian and Transfer Agent.  The day-to-day operations of the Trust are delegated to its officers, subject to the Funds’ investment objectives, strategies, and policies and to general supervision by the Board.  Additional information regarding the Trustees is included in the Funds’ SAI and is available without charge, upon request by calling (866) 236-0050.

The current Trustees and executive officers of the Trust, their year of birth, positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below.  Unless noted otherwise, each person has held the position listed for a minimum of five years.

Number of
Portfolios
		Term of Office		in Fund
	Position	and Length	Principal	Complex(2)	Other
Name, Age	with the	of Time	Occupation During	Overseen	Directorships
and Address	Trust(1)	Served	Past Five Years	by Trustees	Held
Independent Trustees of the Trust
Dorothy A. Berry	Chairman	Indefinite	President, Talon	2	Trustee;
(born 1943)	and	Term;	Industries, Inc.		PNC Funds,
c/o U.S. Bancorp	Trustee	Since	(administrative,		Inc.
Fund Services, LLC		May 1991.	management and
2020 E. Financial Way			business consulting);
Suite 100			formerly, Executive Vice
Glendora, CA 91741			President and Chief
Operating Officer,
Integrated Asset
Management (investment
advisor and manager) and
formerly, President, Value
Line, Inc. (investment
advisory and financial
publishing firm).

The Osterweis Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Number of
Portfolios
		Term of Office		in Fund
	Position	and Length	Principal	Complex(2)	Other
Name, Age	with the	of Time	Occupation During	Overseen	Directorships
and Address	Trust(1)	Served	Past Five Years	by Trustees	Held
Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	2	The Dana
(born 1939)		Term;	formerly, Chief Executive		Foundation;
c/o U.S. Bancorp		Since	Officer, Rockefeller Trust		The
Fund Services, LLC		May 1991.	Co., (prior thereto Senior		University of
2020 E. Financial Way			Vice President), and		Virginia Law
Suite 100			Managing Director,		School
Glendora, CA 91741			Rockefeller & Co.		Foundation.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.

Carl A. Froebel	Trustee	Indefinite	Owner, Golf Adventures,	2	None.
(born 1938)		Term;	LLC, (Vacation Services);
c/o U.S. Bancorp		Since	formerly, President and
Fund Services, LLC		May 1991.	Founder, National Investor
2020 E. Financial Way			Data Services, Inc.
Suite 100			(investment related
Glendora, CA 91741			computer software).

Steven J. Paggioli	Trustee	Indefinite	Consultant, since July	2	Independent
(born 1950)		Term;	2001; formerly, Executive		Trustee, The
c/o U.S. Bancorp		Since	Vice President, Investment		Managers
Fund Services, LLC		May 1991.	Company Administration,		Funds,
2020 E. Financial Way			LLC (“ICA”) (mutual		Managers
Suite 100			fund administrator).		AMG Funds,
Glendora, CA 91741					Aston Funds;
Advisory
Board Member,
Sustainable
Growth
Advisers, LP;
Independent
Director,
Chase
Investment
Counsel;
formerly
Independent
Director,
Guardian
Mutual Funds.

The Osterweis Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Number of
Portfolios
		Term of Office		in Fund
	Position	and Length	Principal	Complex(2)	Other
Name, Age	with the	of Time	Occupation During	Overseen	Directorships
and Address	Trust(1)	Served	Past Five Years	by Trustees	Held
Officers of the Trust
Robert M. Slotky	President	Indefinite	Senior Vice President,	Not	Not
(born 1947)		Term; Since	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp		Aug. 2002.	Services, LLC, since
Fund Services, LLC	Chief	Indefinite	July 2001.
2020 E. Financial Way	Compliance	Term; Since
Suite 100	Officer	Sept. 2004.
Glendora, CA 91741	Anti-Money	Indefinite
	Laundering	Term; Since
	Officer	Dec. 2005.

Eric W. Falkeis	Executive	Indefinite	Senior Vice President,	Not	Not
(born 1973)	Vice	Term;	and Chief Financial	Applicable.	Applicable.
c/o U.S. Bancorp	President	Since	Officer (and other
Fund Services, LLC		November	positions), U.S.
615 East Michigan St.		2009.	Bancorp Fund Services,
Milwaukee, WI 53202			LLC, since 1997.

Patrick J. Rudnick	Treasurer	Indefinite	Vice President,	Not	Not
(born 1973)		Term;	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Services, LLC, since
Fund Services, LLC		November	2006; formerly, Manager,
615 East Michigan St.		2009.	PricewaterhouseCoopers
Milwaukee, WI 53202			LLP (1999-2006).

Elaine E. Richards	Secretary	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Officer, U.S. Bancorp
Fund Services, LLC		February	Fund Services, LLC,
2020 E. Financial Way		2008	since July 2007; formerly,
Suite 100			Vice President and Senior
Glendora, CA 91741			Counsel, Wells Fargo
Funds Management, LLC
(2004-2007).

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to The Osterweis Fund and The Osterweis Strategic Income Fund. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series.

The Osterweis Funds

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended March 31, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

The Osterweis Fund	100.00%
The Osterweis Strategic Income Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2010, was as follows:

The Osterweis Fund	98.36%
The Osterweis Strategic Income Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited).

The Osterweis Fund	0.00%
The Osterweis Strategic Income Fund	5.46%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the polices and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 236-0050 or by accessing the Funds’ website at www.osterweis.com or the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the twelve months ending June 30 is available by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at (866) 236-0050.  Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Funds’ schedules of portfolio holdings are posted on their website at www.osterweis.com within ten business days after calendar quarter end.

The Osterweis Funds

HOUSEHOLDING (Unaudited)

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family.  If you would like to discontinue householding for your accounts, please call toll-free (866) 236-0050 to request individual copies of these documents.  We will begin sending individual copies thirty days after receiving your request to stop householding.  This policy does not apply to account statements.

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  The Funds may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  The Funds will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility and require third parties to treat your non-public information with the same high degree of confidentially.  The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentially.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisers
OSTERWEIS CAPITAL MANAGEMENT, INC.
OSTERWEIS CAPITAL MANAGEMENT, LLC
One Maritime Plaza, Suite 800
San Francisco, CA  94111

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
(866) 236-0050

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY  10022

Symbol
The Osterweis Fund – OSTFX
The Osterweis Strategic Income Fund – OSTIX
CUSIP
The Osterweis Fund – 742935406
The Osterweis Strategic Income Fund – 742935489

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

The Osterweis Fund

	FYE 3/31/2010	FYE 3/31/2009
Audit Fees	$20,600	$20,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,300	$2,200
All Other Fees	N/A	N/A

The Osterweis Strategic Income Fund

	FYE 3/31/20010	FYE 3/31/2009
Audit Fees	$17,000	$16,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,300	$2,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The Osterweis Fund

Non-Audit Related Fees	FYE 3/31/2010	FYE 3/31/2009
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The Osterweis Strategic Income Fund

Non-Audit Related Fees	FYE 3/31/2010	FYE 3/31/2009
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Robert M. Slotky
Robert M. Slotky, President

Date   June 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Robert M. Slotky
Robert M. Slotky, President

Date   June 1, 2010

By (Signature and Title)      /s/Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date   June 3, 2010

* Print the name and title of each signing officer under his or her signature.